UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported) September 29, 2004


                            PENN-AMERICA GROUP, INC.
                            ------------------------
             (Exact name of registrant as specified in its charter)



             Pennsylvania           0-22316                 23-2731409
             ------------           -------                 ----------
           (State or other      (Commission File        (I.R.S. Employer
           jurisdiction of           Number)             Identification No.)
            incorporation)


420 S. York Road, Hatboro, Pennsylvania                         19040
---------------------------------------                         -----
(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:   (215) 443-3600
                                                   ---------------------

______________________________________________________________________________
         (Former name or former address, if changed since last report.)


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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2 below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                            Section 7- Regulation FD



Item 7.01.  Regulation FD Disclosure

            On September 24, 2004, the registrant issued a Press Release estimating losses related to Hurricanes Charley, Frances, Ivan and Jeanne. The press release dated September 29, 2004, announcing the event is attached hereto as an exhibit.

                  Section 9 - Financial Statements and Exhibits

Item 9.01.  Financial Statement and Exhibits

(c)  Exhibits

99.1 Press release dated September 29, 2004.



                                   SIGNATURES

         Pursuant to the requirements of Section 13 or 15(d) of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        PENN-AMERICA GROUP, INC.



Date:  September 29, 2004
                                        BY: /s/ Garland P. Pezzuolo
                                        ---------------------------
                                        Garland P. Pezzuolo
                                        (Vice President, Secretary and General
                                        Counsel)


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